Exhibit 32

906 Certification

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Thomas M. Prescott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ THOMAS M. PRESCOTT
Date: March 12, 2007	Name:	Thomas M. Prescott
	Title:	President and Chief Executive Officer

I, Eldon M. Bullington, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ ELDON M. BULLINGTON
Date: March 12, 2007	Name:	Eldon M. Bullington
	Title:	Chief Financial Officer and Vice President, Finance